UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2020

AMN HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16753	06-1500476
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 100
San Diego, California 92130
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (866) 871-8519

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On January 26, 2020, AMN Healthcare, Inc., a Nevada corporation (the “Company”), and a wholly owned subsidiary of AMN Healthcare Services, Inc., a Delaware corporation (“AMN”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) by and among the Company, Stratus Video 2016 Group, LLC, a Delaware limited liability company (the “Stockholder”), and Stratus Video Holding Company, a Delaware corporation (“Stratus Video”).

Under the terms of the Purchase Agreement, the Company has agreed to acquire (the “Acquisition”) all of the issued and outstanding shares of capital stock of Stratus Video from the Stockholder, who is the sole shareholder of Stratus Video, in exchange for $475,000,000 of cash consideration (the “Purchase Price”) at the closing of the Acquisition. A representations and warranties insurance policy has been procured to secure the indemnification obligations of Stockholder pursuant to the Purchase Agreement.

The closing of the Acquisition is contingent upon satisfaction of certain customary conditions by the parties and approval by regulatory authorities. AMN anticipates that the Acquisition will close in February 2020, and upon its consummation, Stratus Video will become a wholly owned subsidiary of the Company.

Item 2.02.          Results of Operations and Financial Condition.

On January 29, 2020, AMN issued a press release announcing the Purchase Agreement and that it will hold a conference call on January 30, 2020 to discuss the Acquisition. During this conference call, AMN will reaffirm its 2019 fourth quarter guidance provided in its press release announcing its 2019 third quarter financial results on October 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: January 29, 2020	By:	/s/ Susan R. Salka
Susan R. Salka
President & Chief Executive Officer